Exhibit 10.5

BORROWER ASSIGNMENT AND ACCESSION AGREEMENT

BORROWER ASSIGNMENT AND ACCESSION AGREEMENT, dated as of May 16, 2022 (this “Borrower Assignment and Accession Agreement”), with respect to the Amended and Restated Credit Agreement, dated as of December 23, 2019 (as  amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among AspenTech Corporation (prior to the Transaction Effective Date (as defined below), known as Aspen Technology, Inc. (the “Existing Borrower”), the other Loan Parties from time to time party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of August 5, 2020 and by that certain Waiver and Second Amendment, dated as of December 14, 2021 (the “Second Amendment”).

W I T N E S S E T H:

WHEREAS, the Existing Borrower, the Lenders, the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Existing Borrower has entered into the Transaction Agreement (as defined below);

WHEREAS, as provided in the Second Amendment and upon the satisfaction of the conditions precedent set forth therein, the Lenders have waived (the “Waiver”) the occurrence of a Change of Control under Section 7.01(o) of the Credit Agreement (the “Specified Event of Default”) that would otherwise result from the consummation of the transactions described in the Transaction Agreement;

WHEREAS, as a condition for the consent of the Lenders to the waiver of the Specified Event of Default under the Second Amendment and the effectiveness of the Waiver, the Existing Borrower  shall have assigned all Obligations as “Borrower” under the Loan Documents to Aspen Technologies, Inc. (prior to the Transaction Effective Date (as defined below), known as Emersub CX, Inc.), a Delaware corporation (the “New Borrower”) and the New Borrower shall have assumed all Obligations of the Existing Borrower as “Borrower” under the Loan Documents;

WHEREAS, to give effect to the assignment of Obligations by the Existing Borrower to the New Borrower, the Lenders have authorized the Administrative Agent to execute, deliver and accept such joinders, assignments, instruments and other required documentation or such other Loan Documents (including the exhibits and schedules thereto) and to take such actions and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto, as required or deemed necessary by the Administrative Agent in connection with this Borrower Assignment and Accession Agreement;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.          Defined Terms.

     (a)       Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

     (b)        As used in this Borrower Assignment and Accession Agreement, the following defined terms shall have the meaning set forth below:

“Waiver and Assignment Effective Date” shall have the meaning assigned to such term in Section 5 of this Borrower Assignment and Accession Agreement.

“Emerson” means Emerson Electric Co., a Missouri corporation.

“Emerson Sub” means EMR Worldwide Inc., a Delaware corporation and wholly-owned subsidiary of Emerson.

“Merger Subsidiary” means Emersub CXI, Inc., a Delaware corporation and a wholly-owned subsidiary of New AspenTech.

“Specified Representations” means the representations and warranties of the Loan Parties in the Loan Documents relating to (a) the Loan Parties’ corporate existence and  power to enter into this Borrower Assignment and Accession Agreement and the other documentation related therewith, (b) corporate authorization and enforceability of this Borrower Assignment and Accession Agreement and the other documentation related thereto with respect to the Loan Parties, (c) no contravention of this Borrower Assignment and Accession Agreement and the other documentation related thereto with the Loan Parties’ organizational documents (limited to the execution, delivery and performance by the Loan Parties of this Borrower Assignment and Accession Agreement, the documentation related thereto and the granting of the security interests in respect thereof, (d) creation, validity and perfection of liens with respect to the Loan Parties under the security documents (subject to permitted liens as set forth in the Loan Documents), (e) Federal Reserve margin regulations, (f) the Investment Company Act, (g) the PATRIOT Act and (h) the use of the proceeds of the Loans not violating OFAC or FCPA.

“Transactions” means the transactions described in the Transaction Agreement, pursuant to which on the Transaction Effective Date, among others, certain assets, cash and equity interests will be contributed by Emerson to the New Borrower, and Merger Subsidiary will merge with and into the Existing Borrower, with the Existing Borrower as the surviving corporation and a direct wholly-owned subsidiary of the New Borrower.

“Transaction Agreement” means that certain Transaction Agreement and Plan of Merger, dated as of October 10, 2021 entered  among the Existing Borrower, Emerson, Emerson Sub, the New Borrower, and Merger Subsidiary, after giving effect to any modifications, amendments, consents or waivers thereto, other than those modifications, amendments, consents or waivers that are materially adverse to the interests of the Lenders, unless consented to in writing by the Administrative Agent.

“Transaction Effective Date” means the date of satisfaction of all conditions precedent set forth in the Transaction Agreement and the consummation of the Transactions, which date shall not be later than the Waiver Expiration Date.

“Waiver Expiration Date” means the “End Date” as such term is defined in the Transaction Agreement as of the date hereof.

2.          Borrower Assignment. The parties hereto agree that, effective as of the Waiver and Assignment Effective Date:

(a)       The Existing Borrower automatically, without further action or notice, assigns and transfers all of its rights and Obligations under the Loan Documents as Borrower to the New Borrower (the “Borrower Assignment”).

(b)        The New Borrower hereby agrees to, and automatically and unconditionally assumes, without further action or notice, the Existing Borrower’s Obligations as Borrower under the Loan Documents and to be bound by all provisions of the Loan Documents applicable to the Borrower, and agrees that it may exercise every right and power of Borrower, and hereby agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, appointments, duties and liabilities of Borrower and Loan Party under the Loan Documents. On the Waiver and Assignment Effective Date, all references to the “Borrower” and “Loan Party” in all Loan Documents shall be deemed to refer to or to include, as applicable, the New Borrower. As used herein and in the Credit Agreement, each reference to the “Borrower” shall be deemed to refer to (x) prior to the Waiver and Assignment Effective Date, the Existing Borrower and (y) on and after the Waiver and Assignment Effective Date, the New Borrower.

(c)       The Existing Borrower, on the Waiver and Assignment Effective Date, is hereby automatically released from any obligations as Borrower under the Loan Documents, it being understood, for the avoidance of doubt, that the Liens on the assets of the Existing Borrower pursuant to the Security Documents are reaffirmed and shall continue to secure the Existing Borrower’s Obligations pursuant to the terms of the Security Documents, as amended and reaffirmed hereby.

(d)       The Existing Borrower hereby expressly confirms that, on the Waiver and Assignment Effective Date, it automatically becomes a Designated Subsidiary and shall become  a party to the Guarantee Agreement and it shall assume, and hereby agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, appointments, duties and liabilities of a Loan Party under the Credit Agreement and the other Loan Documents.

(e)        At any time and from time to time, upon the Administrative Agent’s request and at the sole expense of the New Borrower, the New Borrower will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Borrower Assignment.

3.         Loan Documents. To give effect to the provisions of this Borrower Assignment and Accession Agreement, effective as of the Waiver and Assignment Effective Date, each reference to the “Borrower” shall refer to the New Borrower; (ii) each reference to a “Designated Subsidiary” shall include the Existing Borrower; (iii) each reference to a “Loan Party” shall include both the Existing Borrower (in its capacity as Borrower, prior to the Waiver and Assignment Effective Date, and in its capacity as a Designated Subsidiary thereafter) and the New Borrower; (iv) each reference to “Obligations” shall include the Obligations of the New Borrower as “Borrower” and the Obligations of the Existing Borrower as a “Designated Subsidiary” party to the Guarantee Agreement, the Collateral Agreement and the other Loan Documents.

4.        Representations and Warranties. The Borrower hereby represents that as of each of the date hereof and the Waiver and Assignment Effective Date (subject to the provisions of Section 5 (b) below) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents (including this Borrower Assignment and Accession Agreement) is true and correct in all material respects (except for representations and warranties qualified as to materiality and Material Adverse Effect, which shall be true and correct in all respects) as if made on and as of such date (it being understood and agreed that any such representation or warranty (i) that relates solely to an earlier date is true and correct as of such earlier date and (ii) is true and correct in all respects if it is qualified by a materiality standard), and no Default or Event of Default has occurred and is continuing.

5.         Effectiveness. The Waiver, and the Borrower Assignment set forth in Section 2, shall become effective on and as of the date (such date, the “Waiver and Assignment Effective Date”) of satisfaction of the following conditions on or prior to the Waiver Expiration Date:

(a)        the execution and delivery of this Borrower Assignment and Accession Agreement by the Existing Borrower, the New Borrower, each other Loan Party and the Administrative Agent;

(b)        the representations and warranties set forth in Section 4 of this Borrower Assignment and Accession Agreement shall be true and correct, provided that (a) the only representations and warranties relating to the Existing Borrower and its subsidiaries or the New Borrower and its subsidiaries and their respective businesses or otherwise the accuracy of which shall be a condition to the Waiver and Assignment Effective Date shall be (i) the representations made by or on behalf of the New Borrower in the Transaction Agreement that are material to the interests of the Lenders (in their capacities as such), but only to the extent that the Existing Borrower or any of its subsidiaries has the right to terminate its obligations to consummate the Transactions under the Transaction Agreement as a result of a breach of such representations in the Transaction Agreement and (ii) the Specified Representations;

(c)        the Transactions shall have been, or shall concurrently with the Waiver and Assignment Effective Date be, consummated in all material respects in accordance with the terms of the Transaction Agreement;

(d)        the New Borrower and each of its Subsidiaries constituting a Designated Subsidiary after giving effect to the Transactions (the “New AspenTech Entities”) and the other Loan Parties shall have satisfied the Collateral and Guarantee Requirement, provided that to the extent any collateral (including the grant or perfection of any security interest) is not or cannot be provided on the Waiver and Assignment Effective Date (other than the grant and perfection of security interests (i) in assets with respect to which a lien may be perfected solely by the filing of a financing statement under the Uniform Commercial Code (“UCC”), or (ii) in capital stock of the Existing Borrower and the New Borrower’s material domestic subsidiaries (to the extent required by the Collateral and Guarantee Requirement) with respect to which a lien may be perfected by the delivery of a stock certificate) after the use of commercially reasonable efforts to do so without undue burden or expense, then the provision of and/or perfection of a security interest in such collateral shall not constitute a condition precedent to the Waiver and Assignment Effective Date but may instead be provided after the Waiver and Assignment Effective Date pursuant to arrangements to be mutually agreed between the Existing Borrower and the Administrative Agent.

(e)       the Lenders shall have received such customary legal opinions from counsel to the Existing Borrower as may be reasonably required by the Administrative Agent with respect to this Borrower Assignment and Accession Agreement, corporate organizational documents and good standing from each Loan Party and a solvency certificate from the chief financial officer (or other officer with equivalent duties) of the New Borrower demonstrating the solvency (on a consolidated basis) of the New Borrower and its subsidiaries as of the Waiver and Assignment Effective Date on a pro forma basis for the Transactions, substantially in the form of Exhibit J to the Credit Agreement (as modified to refer to the Transactions), resolutions and other instruments with respect to each Loan Party, each as is customary for transactions of this type and, to the extent applicable, consistent with such equivalent documentation delivered under the Credit Agreement or otherwise reasonably satisfactory to the Administrative Agent (including, without limitation, to the extent reasonably requested by the Lenders at least ten (10) business days in advance of the Waiver and Assignment Effective Date, receipt of the documentation and other information that is required by regulatory authorities under applicable “know-your-customer” rules and regulations with respect to the New AspenTech Entities, including the PATRIOT Act and the beneficial ownership regulation, at least three (3) business days prior to the Waiver and Assignment Effective Date;

(f)         Since the date of the Transaction Agreement, there shall not have occurred any event, circumstance, development, change, occurrence or effect that has had or would reasonably be expected to have, individually or in the aggregate, an Emerson Material Adverse Effect (as defined in the Transaction Agreement);

(g)        receipt by the Administrative Agent of all fees and expenses reimbursable under Section 7 below for which invoices have been presented (including the reasonable fees and expenses of legal counsel).

6.          Acknowledgments and Confirmations; Liens Unimpaired.

(a)        Each Loan Party party hereto that is a Loan Party immediately prior to the Waiver and Assignment Effective Date hereby expressly acknowledges the terms of this Borrower Assignment and Accession Agreement and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party (and each joinder to which it is a party to any Loan Documents), including, in each case, such covenants and agreements as in effect immediately after giving effect to Borrower Assignment and the transactions contemplated hereby, (ii) subject to any limitations set forth in the Guarantee Agreement, its guarantee of the Obligations, and (iii) its prior grant of Liens on the Collateral to secure the Obligations owed or otherwise guaranteed by it pursuant to the Security Documents with all such Liens continuing in full force and effect after giving effect to this Borrower Assignment and Accession Agreement;

(b)        Notwithstanding the above, each of the Loan Parties party hereto that is a Loan Party immediately prior to the Waiver and Assignment Effective Date consents to this Borrower Assignment and Accession Agreement and the Borrower Assignment and confirms that (i) its obligations under the Guarantee Agreement to which it is a party are not discharged or otherwise affected by the Borrower Assignment or the other provisions of this Borrower Assignment and Accession Agreement and shall accordingly, subject to any limitations set forth in the Guarantee Agreement, continue in full force and effect, (ii) its obligations under, and the Liens granted by it in and pursuant to, the Security Documents to which it is a party are not discharged or otherwise affected by the this Borrower Assignment and Accession Agreement, the Borrower Assignment or the other provisions of this Borrower Assignment and Accession Agreement and shall accordingly remain in full force and effect, (iii) the Obligations so guaranteed and secured shall, after each of the Waiver and Assignment Effective Date and subject to any limitations set forth in the Guarantee Agreement, extend to the Obligations under the Loan Documents.

(c)       After giving effect to the provisions of this Borrower Assignment and Accession Agreement, neither the Borrower Assignment nor the execution, delivery, performance or effectiveness of this Borrower Assignment and Accession Agreement and the documents related thereto:

i.
impairs the validity, effectiveness or priority of the Liens granted by a Loan Party that is a Loan Party immediately prior to the Waiver and Assignment Effective Date pursuant to any Loan Document, and such Liens continue unimpaired with the same priority applicable to such Liens immediately prior to giving effect to the transactions contemplated by this Borrower Assignment and Accession Agreement to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

ii.
requires that any new filings required to be made under any Loan Document be made or other action required to be taken under any Loan Document be taken to perfect or to maintain the perfection of such Liens, except for such filings and other actions required to be made or taken on or prior to the Waiver and Assignment Effective Date with respect to the New AspenTech Entities.

7.          Expenses. Subject to Section 9.3 of the Credit Agreement, the Existing Borrower and the New Borrower agree to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Borrower Assignment and Accession Agreement, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8.          Effect of Waiver and Amendment.

(a)       Except as expressly set forth herein, this Borrower Assignment and Accession Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)       On and after the Waiver and Assignment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement or such other Loan Document, as modified hereby on the Waiver and Assignment Effective Date. This Borrower Assignment and Accession Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

9.          Execution in Counterparts; Electronic Signatures.

(a)        This Borrower Assignment and Accession Agreement may be executed by one or more of the parties to this Borrower Assignment and Accession Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Borrower Assignment and Accession Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(b)       The words “delivery”, “execute,” “execution,” “signed,” “signature,” and words of like import in this Borrower Assignment and Accession Agreement and any document executed in connection herewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterparts.

10.       Severability. Any provision of this Borrower Assignment and Accession Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.      Integration. This Borrower Assignment and Accession Agreement and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

12.      Governing Law. This Borrower Assignment and Accession Agreement and the rights and obligations of the parties under this Borrower Assignment and Accession Agreement shall be governed by, and construed and interpreted in accordance with, the law of the state of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Borrower Assignment and Accession Agreement to the same extent as if fully set forth herein.

 [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Borrower Assignment and Accession Agreement to be duly executed and delivered by their officers as of the date first above written.

EXISTING BORROWER:

ASPENTECH CORPORATION (prior to the Transaction Effective Date, known as ASPEN TECHNOLOGY, INC.)

By:	/s/ Chantelle Briethaupt
Name: Chantelle Breithaupt
Title: Senior Vice President and Chief Financial Officer

NEW BORROWER:

ASPEN TECHNOLOGY, INC.(prior to the Transaction Effective Date, known as.EMERSUB CX, INC.)

By:	/s/ Chantelle Briethaupt
Name: Chantelle Breithaupt
Title: Senior Vice President and Chief Financial Officer

LOAN PARTY:

ASPENTECH CANADA HOLDINGS, LLC

By:	/s/ Chantelle Briethaupt
Name: Chantelle Breithaupt
Title: Senior Vice President and Chief Financial Officer

EMERSON PARADIGM HOLDINGS LLC

By:	/s/ Chantelle Briethaupt
Name: Chantelle Breithaupt
Title: Senior Vice President and Chief Financial Officer

OPEN SYSTEMS INTERNATIONAL, INC.

By:	/s/ Chantelle Briethaupt
Name: Chantelle Breithaupt
Title: Senior Vice President and Chief Financial Officer

PARADIGM GEOPHYSICAL CORP

By:	/s/ Chantelle Briethaupt
Name: Chantelle Breithaupt
Title: Senior Vice President and Chief Financial Officer

ALIAS INVESTMENT LLC

By:	/s/ Chantelle Briethaupt
Name: Chantelle Breithaupt
Title: Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title: